UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 31, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 Light Street, Baltimore, Maryland		21202

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement.

(a)

On March 31, 2008, Legg Mason, Inc. entered into five capital support agreements (the "CSAs"), each with one of its wholly owned subsidiaries LM Capital Company, LLC, LM Capital Support I, LLC, LM Capital Support II, LLC, LM Capital Support III, LLC and LM Capital Support IV, LLC (together with Legg Mason, Inc., the "Company") and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust (the "Fund"), a money market fund managed by a subsidiary of the Company. Under each CSA, the Company will make capital contributions to the Fund in certain circumstances upon the Fund realizing a loss on the disposition or restructuring of its investment in specific underlying securities (the "Securities"). Three of the CSAs together commit the Company to make up to $250 million in contributions related to $1.147 billion in asset backed commercial paper issued by Axon Financial Funding LLC, a Structured Investment Vehicle, and the other two CSAs together commit the Company to make up to $150 million in contributions related to $354 million in asset backed commercial paper issued by Issuer Entity LLC (successor to Ottimo Fund Ltd.), a conduit similar to a Structured Investment Vehicle. If the Fund holds the Securities, or holds securities into which the Securities have been restructured, on March 30, 2009, the Fund is required to sell the Securities and the Company will make capital contributions under the applicable CSAs to cover any loss. The CSAs may be terminated without any capital contributions being made thereunder before their one-year terms expire in certain circumstances, including if the applicable Securities are sold from the Fund or restructured into securities that are rated A-1 and P-1 by Standard & Poor's and Moody's Investor Services, respectively, without incurring a loss.

The Company has provided an aggregate of $250 million in collateral to the Fund to secure its obligations under the CSAs that relate to the Axon Securities and an additional aggregate of $150 million in collateral to the Fund to secure its obligations under the CSAs that relate to the Issuer Entity Securities. As of the date the CSAs were issued, the Company has established a derivative liability for the fair value of its obligations to make capital contributions to the Fund thereunder. The amount of this liability will increase or decrease if the Company's obligation under the CSAs fluctuates based on the fair value of the Securities. As a result of the CSAs, the Company incurred a $316 million charge to its earnings ($195 million net of taxes, or $1.38 per diluted share) for the quarter ended March 31, 2008 reflecting the fair value of the underlying Securities as of March 28, 2008. The Company expects to make related adjustments to operating expenses in subsequent fiscal years.

2

The foregoing description of the CSAs does not purport to be complete and is qualified in its entirety by reference to the CSA documents, which are filed as exhibits hereto and incorporated herein by reference.

Item 2.03		Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(b)

As discussed in Item 1.01 above, which disclosure is incorporated herein by reference, the Company has entered into the CSAs with the Fund. The maximum future amount that the Company could be required to pay under the CSAs would be the $400 million maximum contribution amount.

Item 8.01		Other Events.

As of March 28, 2008, the Company's liquidity business had approximately $176 billion of assets under management. Of this amount, reflecting market value changes and repayments, exposure in money market funds to Structured Investment Vehicles represented approximately 2.0%, of which approximately 0.4% represented exposure to bank-sponsored Structured Investment Vehicles. As discussed in the Company's earlier filings, the Company has previously taken several steps to provide support for investments in asset backed commercial paper by money market funds managed by a Company subsidiary. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release discussing the Capital Support Agreements and summarizing the Company's estimated charge to earnings during the quarter ended March 31, 2008, based on market conditions and prices as of March 28, 2008, resulting from all of the support arrangements provided to date. Attached hereto as Exhibit 99.2 and incorporated herein by reference is a schedule summarizing the Company's expected charge to earnings for the quarter ended March 31, 2008, based on market conditions and prices as of March 28, 2008, resulting from each form of support the Company has provided to date.

3

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Subject Matter

		10.1	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Company, LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

		10.2	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support I, LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

		10.3	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support II LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

		10.4	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support III LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

		10.5	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support IV LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

		99.1	Press Release of Legg Mason, Inc. dated March 31, 2008, filed herewith

		99.2	Schedule of Quarter Ended March 31, 2008 Earnings Impact of Money Market Fund Support, filed herewith

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: March 31, 2008	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

5

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

10.1	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Company, LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

10.2	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Company I, LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

10.3	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support II LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

10.4	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support III LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

10.5	Capital Support Agreement dated March 31, 2008 among Legg Mason, Inc., LM Capital Support IV LLC and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith

99.1	Press Release of Legg Mason, Inc. dated March 31, 2008, filed herewith

99.2	Schedule of Quarter Ended March 31, 2008 Earnings Impact of Money Market Fund Support, filed herewith

6